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                                                                Exhibit 10(b)


                       STOCK APPRECIATION RIGHTS AGREEMENT
                                     ("SAR")

         THIS AGREEMENT (this "Agreement") is made to be effective as of__________, 20__ by and between Rurban Financial Corp., an Ohio corporation (the "COMPANY"), and _____________________(the "OPTIONEE").

                                   WITNESSETH:

         WHEREAS, the Board of Directors and the shareholders of the COMPANY have adopted the Rurban Financial Corp. Stock Option Plan effective March 12, 1997 (the "PLAN"); and

         WHEREAS, pursuant to the provisions of the PLAN, the Compensation Committee (the "COMMITTEE") administers the PLAN and the COMMITTEE has determined that an option (the "OPTION") to acquire common shares, no par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in a separate stock option agreement;

         WHEREAS, pursuant to the provisions of the PLAN, the COMMITTEE has determined that Stock Appreciation Rights (the "SAR's") should be granted to the OPTIONEE concurrently with the OPTION upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         (l) Grant of SAR. The COMPANY hereby grants to the OPTIONEE an award of __________ SAR's. Each SAR shall relate to a specific Option under the Plan and shall be awarded to the OPTIONEE concurrently with the grant of such Option and dated this same day.

         (2) Terms and Conditions of the SAR.

                  (A) SAR Notional Value. Since each SAR is parallel to an Option, the exercise of all or a portion of the Option shall cause an equal exercise of the same proportion of SAR's granted under the PLAN. A SAR can only be exercisable in conjunction with the exercise of the parallel Option. The SAR Notional Value shall be __________, being the closing price of the COMMON SHARES on _____________, subject to adjustment as provided in Section 3.

                  (B) Calculation of Appreciation. Each SAR shall entitle the OPTIONEE to the excess of the Fair Market Value of a COMMON SHARE on the exercise date over the Fair Market Value of a COMMON SHARE on the date the SAR was granted. The total appreciation available to the OPTIONEE from any exercise of an SAR shall be equal to the number of SAR's being exercised times the amount of appreciation per SAR.

                   (C) Payment of Appreciation. The total appreciation available to the OPTIONEE from the exercise of an SAR shall be paid in a single lump sum payment in cash.

                   (D) Exercise of the SAR. The SAR may only be exercised in tandem with the exercise of a parallel Option.

                  The grant of the SAR shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY and/or its subsidiaries nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY's governing corporate documents.


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                  (E) SAR Term. The SAR shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                  (F) Method of Exercise. The SAR may be exercised by giving written notice of exercise to the COMMITTEE in care of the Secretary of the COMPANY stating the number of rights subject to the SAR in respect of which it is being exercised.

                  (G) Satisfaction of Taxes and Tax Withholding Requirements. The COMMITTEE shall determine the appropriate arrangements for the satisfaction by the COMPANY and the OPTIONEE of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the SAR.

         (3) Adjustments and Changes in the COMMON SHARES.

                  (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding SAR's granted pursuant to the PLAN, there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the SAR, the number and kind of shares or other securities into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The SAR shall also be appropriately amended as to the SAR Notional Value and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the SAR such adjustment shall be made by the COMMITTEE in accordance with such determination.

                  (B) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

         (4) Acceleration of SAR.

                  (A) Notwithstanding anything in this Agreement to the contrary, upon the earlier of (i) the OPTIONEE's 70th birth date, (ii) the occurrence of an Applicable Event (as defined in the PLAN), (iii) the death of the OPTIONEE or (iv) the OPTIONEE's total disability, all SARs granted to the OPTIONEE shall be fully exercisable in accordance with terms of the PLAN. For purposes of this paragraph, an OPTIONEE is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the COMPANY.

                  (B) The grant of the SAR's under this Agreement shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


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         (5) Non-Assignability of SAR. SAR's granted hereunder shall not be assignable or otherwise transferable by the OPTIONEE except (i) by will or by the laws of descent and distribution or (ii) to an immediate family member, partnership consisting solely of immediate family members or trusts for the benefit of immediate family members. The SAR's may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative.

         (6) Effect of Termination of Employment or Death.

                  (A) If an OPTIONEE's status as a director or as an employee of the Company terminates for any reason, other than his retirement, death or disability, before the date of expiration of any SAR's held by such OPTIONEE, such SAR's shall become null and void on the date of such termination. An OPTIONEE who terminates employment with the COMPANY, but retains his status as a director is not considered terminated for purposes of this Section 6. The date of such termination shall be the date the OPTIONEE ceases to be both a director and an employee of the Company.

                  (B) If an OPTIONEE dies before the expiration of any SAR's held by the OPTIONEE, such SAR's shall terminate on the earlier of (i) the date of expiration of the SAR's or (ii) one year following the date of the OPTIONEE's death. The executor or administrator or personal representative of the estate of a deceased OPTIONEE, or the person or persons to whom a SAR granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the OPTIONEE's estate, shall have the right to exercise the OPTIONEE's SAR's. To the extent that such SAR's would otherwise by exercisable under the terms of the PLAN and this Agreement, such exercise may occur at any time prior to the termination date specified in this paragraph.

                   (C) If the OPTIONEE becomes totally disabled before the expiration of the SAR's held by the OPTIONEE, such SAR's shall terminate on the earlier of (i) the date of expiration of the SAR's or (ii) one year following the date of the OPTIONEE's termination of service due to disability.

         (7) PLAN as Controlling. All terms and conditions of the PLAN applicable to the SAR's which are not set forth in this Agreement shall be deemed incorporated herein by reference. Capitalized terms used in this Agreement which are not defined herein shall have the meanings provided for such terms in the PLAN. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         (8) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (9) Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         (10) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         (11) Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force



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and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         (12) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         (13) Entire Agreement. This Agreement and the PLAN constitute the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         (14) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                            COMPANY:

                                            RURBAN FINANCIAL CORP.


                                            By:
                                                ----------------------------
                                            Its:
                                                 ---------------------------

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                                            OPTIONEE:


                                            --------------------------------
                                            Signature of Optionee


                                            --------------------------------
                                            Street Address


                                            --------------------------------
                                            City         State      Zip Code



                                            --------------------------------
                                            Telephone Number



                                            --------------------------------
                                            Social Security Number




ATTEST:
        -----------------------

The OPTIONEE acknowledges receipt of a copy of the PLAN, and represents that he/she is familiar with the terms and provisions thereof. The OPTIONEE hereby accepts the SARs granted herein subject to all terms and provisions of the PLAN. The OPTIONEE hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the COMMITTEE, upon any questions arising under the PLAN.


Dated:                          , 20    .
       -------------------------    ----

                                Optionee
-------------------------------





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